UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2008

Duska Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-33023	86-0982792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Nautilus Street, Suite 300, La Jolla, CA 92073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 551-5700

N/A
(Former Name or Former Address, if Changed Since Last Report)

 Copies to:
Hank Gracin, Esq.
Lehman & Eilen, LLP
Suite 300
20283 State Route 7
Boca Raton, Florida 33498
(561) 237-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

The Company has retained Drs. Jonathan Stamler and Joshua Hare as consultants to aid in the Company’s research and development of products and inventions and commercialization of its products and in connection therewith on October 8, 2008 the Company issued to each of Dr. Stamler and Dr. Hare warrants that expire on September 30, 2015. Dr. Stamler was issued warrants to purchase 2,249,102 shares of the Company’s common stock, 1,124,551 of which have an exercise price of $.50 and 1,124,551 of which have an exercise price of $.75. Dr. Stamler’s warrants vest monthly on a pro rata basis and 562,276 vested upon issuance. Dr. Hare has been issued warrants to purchase 1,124,552 shares of common stock, 562,276 of which have an exercise price of $.50 and 562,276 have an exercise price of $.75. Dr. Hare’s warrants vest monthly on a pro rata basis and 281,138 vested upon issuance. The foregoing description of the warrants does not purport to be complete and is qualified in its entirety by reference to the warrants, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 8.01 Other Events

Dr. James Kuo has agreed to return to the Company for cancellation options to purchase an aggregate of 2,249,102 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(a) - (c)	N/A

(d)	Exhibits.

Exhibit No.	Description

10.1	Warrant issued to Dr. Jonathan Stamler for the purchase of 1,124,551 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.75 per share furnished herewith.

10.2	Warrant issued to Dr. Jonathan Stamler for the purchase of 1,124,551 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.50 per share furnished herewith.

10.3	Warrant issued to Dr. Joshua Hare for the purchase of 562,276 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.75 per share furnished herewith.

10.4	Warrant issued to Dr. Joshua Hare for the purchase of 562,276 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.50 per share furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSKA THERAPEUTICS, INC.

Date: October 16, 2008	By:	/s/ Wayne Lorgus
Name: Wayne Lorgus
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Warrant issued to Dr. Jonathan Stamler for the purchase of 1,124,551 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.75 per share furnished herewith.

10.2	Warrant issued to Dr. Jonathan Stamler for the purchase of 1,124,551 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.50 per share furnished herewith.

10.3	Warrant issued to Dr. Joshua Hare for the purchase of 562,276 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.75 per share furnished herewith.

10.4	Warrant issued to Dr. Joshua Hare for the purchase of 562,276 shares of the common stock of Duska Therapeutics, Inc with an exercise price of $.50 per share furnished herewith.